MUNIYIELD
NEW YORK
INSURED
FUND II, INC.








FUND LOGO







Semi-Annual Report

April 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.









MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield New York Insured Fund II, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Stock of MuniYield New York Insured Fund II, Inc. earned $0.426 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.69%, based on a month-end per share net asset value of $15.10. Over the same period, the total investment return on the Fund's Common Stock was +2.37%, based on a change in per share net asset value from $15.18 to $15.10, and assuming reinvestment of $0.429 per share income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended April 30, 1998 were as follows: Series A, 3.63%; Series B, 3.47%; Series C, 3.53%; and Series D, 3.39%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield New York Insured Fund II, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
For the six months ended April 30, 1998, we managed MuniYield New York Insured Fund II, Inc. with the intent of sustaining an appealing level of tax-exempt income while simultaneously seeking to achieve an above-average total return. During the period, our portfolio strategy was to maintain a fully invested position and to use any dips in the market to aggressively restructure the Fund, while using market rallies to sell more aggressively structured bonds.

While the overall trend in interest rates for the six-month period ended April 30, 1998 was down, market volatility created a trading range. Interest rates fluctuated rapidly during the period as opinions vacillated on inflation and whether the Federal Reserve Board was going to raise interest rates. Overall, we believed that inflation was not a problem and therefore positioned the Fund to benefit from a decline in interest rates. As a result of this strategy, the Fund had an above-average total return and yield relative to comparable New York insured tax-exempt funds.

Looking ahead, we believe that interest rates will continue to fluctuate until a sustained slowdown in the US economy drives them lower. To that end, our strategy will concentrate on extending duration on any market back-ups in order to seek to enhance the total return of the Fund.


In Conclusion
We would like to welcome the shareholders from Taurus MuniNew York Holdings, Inc. We appreciate your ongoing interest in MuniYield New York Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



June 1, 1998




MuniYield New York Insured Fund II, Inc.
April 30, 1998




PORTFOLIO INSURANCE

MuniYield New York Insured Fund II, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investor Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs the benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.





THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield New York Insured Fund II, Inc.
April 30, 1998




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.





QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    72.7%
AA/Aa                                       6.3
A/A                                         4.5
BBB/Baa                                     4.0
NR (Not Rated)                              5.8
Other++                                     7.4

[FN]
++Temporary investments in short-term municipal securities.




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RAN            Revenue Anticipation Notes
RITR           Residual Interest Trust Receipts
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes




MuniYield New York Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

New York--100.7%
AAA    Aaa      $ 4,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                          Series RI-97-7, 7.42% due 12/15/2023 (f)(h)                                           $  4,592

A      A2         3,000   Allegany County, New York, Industrial Development Agency, Solid Waste
                          Disposal Facility Revenue Bonds (Atlantic Richfield Co. Facility), AMT,
                          6.625% due 9/01/2016                                                                     3,247

A      A2         1,275   Battery Park City Authority, New York, Revenue Refunding Bonds, Junior
                          Series A, 5.80% due 11/01/2022                                                           1,332

AAA    Aaa        4,300   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)         4,763

                          Huntington, New York, Refunding, UT (d):
NR*    Aaa          715      5.50% due 4/15/2010                                                                     758
NR*    Aaa          485      5.50% due 4/15/2011                                                                     513
NR*    Aaa          460      5.50% due 4/15/2012                                                                     484
NR*    Aaa          455      5.50% due 4/15/2013                                                                     480
NR*    Aaa          450      5.50% due 4/15/2014                                                                     473
NR*    Aaa          450      5.50% due 4/15/2015                                                                     472

                          Metropolitan Transportation Authority, New York, Commuter Facilities
                          Revenue Bonds:
NR*    Aaa        2,650      RITR, Series 20, 8.02% due 7/01/2017 (c)(h)                                           3,127
AAA    Aaa        2,070      Series A, 6.375% due 7/01/2004 (c)(g)                                                 2,310
AAA    Aaa       15,000      Series A, 5% due 7/01/2023 (f)                                                       14,297
AAA    Aaa        7,100      Series E, 5% due 7/01/2021 (d)                                                        6,781

AAA    Aaa        2,100   Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A,
                          4.75% due 4/01/2028 (b)                                                                  1,910

BBB+   Baa1       3,000   Metropolitan Transportation Authority, New York, Service Contract Revenue
                          Refunding Bonds (Transit Facility), Series 5, 7% due 7/01/2012                           3,255

                          Metropolitan Transportation Authority, New York, Transportation Facilities
                          Revenue Bonds:
AAA    Aaa        3,555      Refunding, Series A, 4.75% due 7/01/2021 (c)                                          3,256
AAA    Aaa        5,325      Refunding, Series A, 4.75% due 7/01/2024 (c)                                          4,850
AAA    Aaa        4,965      Refunding, Series B-2, 5% due 7/01/2020 (c)                                           4,778
AAA    Aaa        2,400      Series A, 6.10% due 7/01/2021 (f)                                                     2,575
AAA    Aaa        2,500      Series C-1, 5.50% due 7/01/2022 (b)                                                   2,533
AAA    Aaa        5,000      Series O, 6.375% due 7/01/2004 (c)(g)                                                 5,580

AAA    Aaa        1,005   Mount Sinai, New York, Union Free School District, Refunding, GO, UT, 6.20%
                          due 2/15/2019 (d)                                                                        1,141

                          Municipal Assistance Corporation for City of Troy, New York, Series A (c):
AAA    Aaa        1,850      5% due 1/15/2016                                                                      1,799
AAA    Aaa        2,250      5% due 1/15/2022                                                                      2,148

                          Nassau County, New York, GO, UT, Series P (b)(g):
AAA    Aaa        3,250      6.50% due 11/01/2004                                                                  3,702
AAA    Aaa        3,685      6.50% due 11/01/2004                                                                  4,197

                          New York City, New York, Cultural Resource Trust Revenue Bonds:
AAA    Aaa        3,000      Refunding (Museum of Modern Art), Series A, 5.50% due 1/01/2021 (d)                   3,038
A1+    VMIG1++    4,000      (Soloman R. Guggenheim), VRDN, Series B, 4% due 12/01/2015 (a)                        4,000

                          New York City, New York, GO, UT:
AAA    Aaa        2,000      (Fiscal 92), Series B, 7% due 2/01/2017 (d)                                           2,185
AAA    Aaa        2,000      (Fiscal 92), Series B, 7% due 2/01/2018 (d)                                           2,185
AAA    Aaa       10,000      Refunding, Series G, 4.468% due 8/01/2007 (c)(j)                                      6,512
BBB+   A3         1,375      Series B, 7.50% due 2/01/2002 (g)                                                     1,540
BBB+   A3         3,625      Series B, 7.50% due 2/01/2006                                                         4,009
A1+    VMIG1++      600      VRDN, Series B, 4.25% due 10/01/2020 (a)(b)                                             600
A1+    VMIG1++      500      VRDN, Series B, Sub-Series B-3, 4.10% due 8/15/2004 (a)(c)                              500



MuniYield New York Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

New York (continued)
                          New York City, New York, GO, UT (concluded):
A1+    VMIG1++  $ 2,700      VRDN, Series B, Sub-Series B-4, 4.10% due 8/15/2023 (a)(c)                         $  2,700
A1+    VMIG1++      900      VRDN, Series B, Sub-Series B-6, 4.10% due 8/15/2005 (a)(c)                              900
A1     VMIG1++    1,500      VRDN, Sub-Series A-4, 4.15% due 8/01/2022 (a)                                         1,500
A1+    VMIG1++    3,900      VRDN, Sub-Series A-10, 4% due 8/01/2016 (a)                                           3,900

                          New York City, New York, Industrial Development Agency, Civic Facility
                          Revenue Bonds:
NR*    Aaa          885      (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022 (c)                  897
AAA    Aaa       12,500      (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)                     13,734

                          New York City, New York, Industrial Development Agency, Special Facilities
                          Revenue Bonds, AMT:
BBB-   Baa2       2,000      (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                        2,083
A      A          7,485      RITR, Series RI-5, 7.395% due 1/01/2024 (h)                                           8,271

                          New York City, New York, Municipal Water Finance Authority, Water and Sewer
                          System Revenue Bonds:
NR*    A2        13,000      RITR, Series 21, 6.87% due 6/15/2029 (h)                                             13,813
A-     A2         1,290      Series A, 6.75% due 6/15/2017                                                         1,379
AAA    Aaa        2,000      Series A-1994, 7% due 6/15/2015 (b)                                                   2,158
AAA    Aaa       13,000      Series D, 4.75% due 6/15/2025 (c)                                                    11,838
AAA    Aaa        1,000      Series F, 5.50% due 6/15/2023 (c)                                                     1,010
A1+    VMIG1++    3,300      VRDN, Series 93-C, 4.10% due 6/15/2022 (a)(b)                                         3,300
A1+    VMIG1++    1,800      VRDN, Series A, 4.10% due 6/15/2025 (a)(b)                                            1,800

SP1+   MIG1++       900   New York City, New York, RAN, UT, Series A, 4.50% due 6/30/1998                            901

                          New York City, New York, Transitional Finance Authority Revenue Bonds,
                          Series B:
AA     Aa3       12,500      4.75% due 11/15/2023                                                                 11,365
AA     Aa3        5,000      4.50% due 11/15/2027                                                                  4,306

                          New York State Dormitory Authority Revenue Bonds:
AAA    Aaa       11,165      (City University), Third General Resources, Series 2, 6.875% due
                             7/01/2004 (c)(g)                                                                     12,794
AAA    Aaa        3,000      (City University System), Third Resolution, Series 1, 6.25% due
                             7/01/2004 (d)(g)                                                                      3,339
AAA    Aaa        3,640      (City University System), Third Resolution, Series 1, 6.25% due
                             7/01/2004 (d)(g)                                                                      4,052
AAA    Aaa        6,290      (City University System), Third Resolution, Series 1, 6.30% due
                             7/01/2024 (d)                                                                         6,882
AAA    Aaa        1,375      (Consolidated City University System), Second Generation, Series A,
                             5.75% due 7/01/2018 (f)                                                               1,481
A1+    VMIG1++    2,600      (Cornell University), VRDN, Series B, 4% due 7/01/2025 (a)                            2,600
NR*    Aaa        2,000      (Ithaca College), 5% due 7/01/2026 (d)                                                1,901
AAA    Aaa       12,000      (Memorial Sloan Kettering Cancer Center), 5.50% due 7/01/2023 (c)                    12,432
A-     A3         2,340      (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016           2,565
AAA    Aaa        2,610      (Mental Health Services Facilities), Series A, 5% due 2/15/2023 (f)                   2,489
AAA    Aaa        5,685      (Mental Health Services Facilities), Series B, 5% due 2/15/2023 (f)                   5,421
AAA    Aaa        6,000      (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (c)                   5,911
AAA    Aaa        1,105      (New School of Social Research), 5.75% due 7/01/2026 (c)                              1,150
AAA    Aaa       16,250      (New York University), Series A, 5.75% due 7/01/2027 (c)                             17,531
AAA    Aaa        1,250      Refunding (New York and Presbyterian Hospital), 4.75% due 8/01/2016 (d)(e)            1,160
AAA    Aaa       30,400      Refunding (New York and Presbyterian Hospital), 4.75% due 8/01/2027 (d)(e)           27,800
AAA    Aaa        5,000      Refunding (Rockefeller University), 4.75% due 7/01/2037                               4,532
AAA    Aaa        4,500      Refunding (State University Educational Facilities), Series A, 5.875%
                             due 5/15/2011 (b)                                                                     4,933
A-     A3         1,500      Refunding (State University Educational Facilities), Series A, 5.50%
                             due 5/15/2019                                                                         1,544
A-     A3         2,000      Refunding (State University Educational Facilities), Series A, 5.25%
                             due 5/15/2021                                                                         1,995
AAA    Aaa        4,080      Refunding (University of Rochester), Series A, 5% due 7/01/2027 (c)                   3,876
AAA    Aaa        7,500      (Saint Barnabas Hospital), 5.45% due 8/01/2035 (d)(e)                                 7,540
AAA    Aaa        1,050      (Saint John's University), 6.875% due 7/01/2011(d)                                    1,140
BBB+   Baa1       1,000      (State University Athletic Facilities), 7.25% due 7/01/2021                           1,091
AAA    Aaa       13,660      (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (c)         12,477
AAA    Aaa        2,000      (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (b)(g)       2,140



MuniYield New York Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

New York (continued)
                          New York State Energy Research and Development Authority, Facilities
                          Revenue Bonds:
AAA    Aaa      $ 2,000      (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (c)         $  2,117
AAA    Aaa        3,785      (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (d)            4,003
AAA    Aaa        4,200      RITR, Series 19, 7.72% due 8/15/2020 (h)                                              4,830

                          New York State Energy Research and Development Authority, Gas Facilities
                          Revenue Bonds (c):
AAA    Aaa       12,000      (Brooklyn Union Gas Company), AMT, Series A, 6.75% due 2/01/2024                     13,003
AAA    Aaa        6,255      (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024                      6,779
AAA    Aaa       14,355      RITR, Series 9, 6.52% due 1/01/2021 (h)                                              14,750

                          New York State Energy Research and Development Authority, PCR, AMT, Series B:
A1+    NR*        6,400      (Niagara Power Corporation Project), VRDN, 4.10% due 7/01/2027 (a)                    6,400
AAA    Aaa        3,600      Refunding (Rochester Gas and Electric Project), 6.50% due 5/15/2032 (c)               3,868

A-     Aa         5,000   New York State Environmental Facilities Corporation, PCR, RITR, Series RI-1,
                          7.095% due 6/15/2014 (h)                                                                 5,675

AAA    Aaa        4,000   New York State Environmental Facilities Corporation, Special Obligation Revenue
                          Refunding Bonds (Riverbank State Park), 5.125% due 4/01/2022 (d)                         3,874

AAA    Aaa        1,055   New York State, HFA, M/F Housing Revenue Bonds, AMT, Series A, 7.75% due
                          11/01/2020 (d)                                                                           1,134

NR*    VMIG1++      200   New York State, HFA, Revenue Bonds (East 84th Street), VRDN, AMT, Series A, 4%
                          due 11/01/2028 (a)                                                                         200

                          New York State Local Government Assistance Corporation:
NR*    Aaa        6,575      RITR, Series 22, 7.52% due 4/01/2024 (d)(h)                                           7,446
AAA    Aaa       13,965      Refunding, Series B, 4.875% due 4/01/2020 (c)                                        13,114
A+     Aaa        1,380      Series B, 6.25% due 4/01/2002 (g)                                                     1,500
AAA    Aaa        3,150      Series B, 4.581% due 4/01/2009 (c)(j)                                                 1,855

                          New York State Medical Care Facilities Finance Agency Revenue Bonds:
BBB+   Baa        2,485      (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (g)                2,845
AAA    Aaa        2,790      (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (d)         3,115
AAA    Aaa        3,000      (Mental Health), Series E, 6.50% due 8/15/2015 (f)                                    3,301
AAA    Aaa        4,330      (Mental Health), Series F, 6.50% due 8/15/2012 (f)                                    4,732
AAA    Aaa        1,500      (Mental Health Services Facilities), Series A, 6% due 2/15/2025 (c)                   1,585
AAA    Aaa       12,250      (New York Hospital Mortgage), Series A, 6.50% due 2/15/2005 (d)(e)(g)                13,835
AAA    Aaa       12,850      (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (d)(e)(g)                14,732
AAA    Aaa        5,200      Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (c)             5,620

                          New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
NR*    Aa2        3,270      AMT, Series 44, 7.50% due 4/01/2026                                                   3,551
NR*    Aa2        5,750      AMT, Series HH-3, 7.95% due 4/01/2022                                                 6,045
AAA    Aaa        1,000      Series 43, 6.45% due 10/01/2017 (c)                                                   1,081
NR*    Aa2        1,100      Series EE-2, 7.50% due 4/01/2016                                                      1,149

NR*    NR*        4,000   New York State Mortgage Agency, Revenue Bonds, RITR, AMT, Series 24, 6.97% due
                          10/01/2028 (h)                                                                           4,190

AAA    Aaa       11,000   New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B,
                          6.25% due 4/01/2004 (b)(g)                                                              12,208

                          New York State Urban Development Corporation, Revenue Bonds, Series A:
BBB+   Baa1       9,675      (Correctional Facility Service Contract), 5% due 1/01/2028                            8,985
AAA    Aaa        2,295      Refunding (Correctional Capital Facilities), 5.25% due 1/01/2014 (f)                  2,342

AAA    Aaa        1,000   Niagara Falls, New York, Water Treatment Plant, AMT, UT, 7.25% due 11/01/2010 (c)        1,205

AAA    Aaa        1,260   North Country, New York, Development Authority, Solid Waste Management System
                          Revenue Refunding Bonds, 6% due 5/15/2015 (f)                                            1,382



MuniYield New York Insured Fund II, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

New York (concluded)
                          North Hempstead, New York, GO, UT, Refunding, Series B (b):
AAA    Aaa      $ 1,745      6.40% due 4/01/2013                                                                $  2,002
AAA    Aaa          555      6.40% due 4/01/2017                                                                     639

AAA    Aaa        1,080   Oneida County, New York, GO, UT, Refunding, 5.50% due 3/15/2009 (b)                      1,144
                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-    A1         3,000      71st Series, 6.50% due 1/15/2026                                                      3,170
AAA    Aaa        2,000      71st Series, 6.50% due 1/15/2026 (b)                                                  2,116
AAA    Aaa        3,200      104th Series, 3rd Installment, 4.75% due 1/15/2026 (d)                                2,924

AAA    Aaa        4,000   Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.285%
                          due 1/15/2017 (f)(h)                                                                     4,445

                          Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN (a):
A1+    VMIG1++   10,200      AMT, Series 6, 4.10% due 12/01/2017                                                  10,200
A1+    VMIG1++      300      Series 2, 4% due 5/01/2019                                                              300
A1+    VMIG1++    3,000      Series 5, 4.05% due 8/01/2024                                                         3,000

                          Syracuse, New York, COP (Syracuse Hancock International Airport), AMT (b):
AAA    Aaa        3,650      6.625% due 1/01/2012                                                                  3,931
AAA    Aaa        3,120      6.50% due 1/01/2017                                                                   3,342

BBB+   Baa1       4,000   Triborough Bridge and Tunnel Authority, New York (Convention Center Project),
                          Series E, 7.25% due 1/01/2010                                                            4,691

                          Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                          Refunding Bonds:
A+     Aa3        1,000      Series B, 5% due 1/01/2020                                                              968
AAA    Aaa        2,000      Series Y, 6.125% due 1/01/2021 (i)                                                    2,262

AAA    Aaa        5,075   Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                          Bonds, 6.25% due 1/01/2012 (d)                                                           5,415


Total Investments (Cost--$557,678)--100.7%                                                                       579,553

Liabilities in Excess of Other Assets--(0.7%)                                                                     (4,081)
                                                                                                                --------
Net Assets--100.0%                                                                                              $575,472
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FHA Insured.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(i)CAPMAC Insured.
(j)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.




MuniYield New York Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$557,678,018)
                    (Note 1a)                                                                               $579,552,524
                    Cash                                                                                         982,360
                    Receivables:
                      Securities sold                                                      $ 39,557,886
                      Interest                                                                8,124,833       47,682,719
                                                                                           ------------
                    Prepaid expenses and other assets                                                             15,728
                                                                                                            ------------
                    Total assets                                                                             628,233,331
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   51,682,096
                      Dividends to shareholders (Note 1f)                                       550,284
                      Investment adviser (Note 2)                                               240,274       52,472,654
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       288,904
                                                                                                            ------------
                    Total liabilities                                                                         52,761,558
                                                                                                            ------------

Net Assets:         Net assets                                                                              $575,471,773
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (6,960 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $174,000,000
                      Common Stock, par value $.10 per share (26,592,191 shares
                      issued and outstanding)                                              $  2,659,219
                    Paid-in capital in excess of par                                        380,433,873
                    Undistributed investment income--net                                      1,896,915
                    Accumulated realized capital losses on investments--net (Note 5)         (5,392,740)
                    Unrealized appreciation on investments--net                              21,874,506
                                                                                           ------------
                    Total--Equivalent to $15.10 net asset value per share of
                    Common Stock (market price--$14.9375)                                                    401,471,773
                                                                                                            ------------
                    Total capital                                                                           $575,471,773
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield New York Insured Fund II, Inc.
April 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 14,252,455
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,282,107
                    Commission fees (Note 4)                                                    191,079
                    Professional fees                                                            42,900
                    Transfer agent fees                                                          40,456
                    Accounting services (Note 2)                                                 25,876
                    Custodian fees                                                               15,520
                    Listing fees                                                                 12,193
                    Directors' fees and expenses                                                 10,643
                    Pricing fees                                                                 10,505
                    Printing and shareholder reports                                              4,730
                    Other                                                                         3,832
                                                                                           ------------
                    Total expenses                                                                             1,639,841
                                                                                                            ------------
                    Investment income--net                                                                    12,612,614
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                         12,641,470
ized Gain           Change in unrealized appreciation on investments--net                                    (16,711,829)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,542,255
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.




MuniYield New York Insured Fund II, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $ 12,612,614     $ 20,346,467
                    Realized gain on investments--net                                        12,641,470        5,879,051
                    Change in unrealized appreciation on investments--net                   (16,711,829)       9,153,298
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,542,255       35,378,816
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (9,696,351)     (15,161,332)
Shareholders          Preferred Stock                                                        (2,676,900)      (4,351,319)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                              (66,383)              --
                      Preferred Stock                                                           (18,055)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (12,457,689)     (19,512,651)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions        reorganization                                                           83,897,738      144,780,654
(Notes 1e & 4):     Offering costs from issuance of Common Stock resulting
                    from reorganization                                                        (262,206)        (366,791)
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                           30,000,000       74,000,000
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                            113,635,532      218,413,863
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                            109,720,098      234,280,028
                    Beginning of period                                                     465,751,675      231,471,647
                                                                                           ------------     ------------
                    End of period*                                                         $575,471,773     $465,751,675
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,896,915     $  1,657,552
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield New York Insured Fund II, Inc.
April 30, 1998



FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended             For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.18   $  14.53  $  14.63  $  13.13   $  15.89
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55       1.08      1.04      1.07       1.07
                    Realized and unrealized gain (loss) on
                    investments--net.                                     (.08)       .66      (.09)     1.50      (2.76)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .47       1.74       .95      2.57      (1.69)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.43)      (.84)     (.82)     (.84)      (.87)
                      Realized gain on investments--net                     --++       --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.43)      (.84)     (.82)     (.84)      (.88)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                          (.01)      (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.11)      (.23)     (.23)     (.23)      (.19)
                        Realized gain on investments--net                   --++       --        --        --         --++
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.23)     (.23)     (.23)      (.19)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.10   $  15.18  $  14.53  $  14.63   $  13.13
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $14.9375   $  14.25  $ 13.375  $  13.25   $  11.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      7.88%+++  13.15%     7.28%    28.61%    (22.96%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.37%+++  10.95%     5.55%    18.96%    (11.75%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .64%*      .68%      .71%      .74%       .74%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.92%*     5.04%     5.00%     5.27%      5.09%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $401,472   $321,752  $161,472  $162,655   $145,977
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $174,000   $144,000  $ 70,000  $ 70,000   $ 70,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  87.53%    121.49%   118.28%   110.76%     36.79%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,307   $  3,234  $  3,307  $  3,324   $  3,085
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    442   $    865  $    913  $    910   $    759
Per Share                                                             ========   ========  ========  ========   ========
On Preferred        Series B--Investment income--net                  $    423   $    643        --        --         --
Stock                                                                 ========   ========  ========  ========   ========
Outstanding:++++++  Series C--Investment income--net                  $    430   $    667        --        --         --
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    151         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on September 16, 1992
                    (Series A), January 27, 1997 (Series B and Series C) and February 9,
                    1998 (Series D).
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield New York Insured Fund II, Inc.
April 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.




MuniYield New York Insured Fund II, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the six months ended April 30, 1998 were $430,415,306 and $436,463,842, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $12,641,470    $21,874,506
                                  -----------    -----------
Total                             $12,641,470    $21,874,506
                                  ===========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $21,874,506, of which $25,621,415 related to appreciated securities and $3,746,909 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $557,678,018.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 increased by 5,397,154 and 10,080,205, respectively, pursuant to a plan of reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.69%; Series B, 4.15%; Series C, 3.519%; and Series D, 3.90%.

AMPS shares during the six months ended April 30, 1998 and the year ended October 31, 1997 increased by 2,960 and 1,200, respectively, pursuant to a plan of reorganization. As of April 30, 1998, there were 6,960 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $88,706 as commissions.




MuniYield New York Insured Fund II, Inc.
April 30, 1998



5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $12,333,000, of which $833,000 expires in 2002, $10,359,000 expires in 2003 and $1,141,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


6. Acquisition of Taurus MuniNew York
Holdings, Inc.:
On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniNew York Holdings, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,782,117 Common Stock shares and 1,200 AMPS shares of Taurus MuniNew York Holdings, Inc. for 5,397,154 Common Stock shares and 1,200 AMPS shares of the Fund. Taurus MuniNew York Holdings, Inc. net assets on that date of $113,898,593, including $9,119,231 of unrealized appreciation and $458,687 of accumulated net realized capital losses were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $587,371,200.


7. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068960 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.





OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MYT